UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2017 (April 27, 2017)

HCA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11239	27-3865930
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Park Plaza, Nashville, Tennessee		37203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (615) 344-9551

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 27, 2017, the Board of Directors (the “Board”) of HCA Holdings, Inc. (the “Company”) approved a revised Board of Directors compensation program, effective immediately, pursuant to which each non-management director will receive quarterly payment of the following cash compensation, as applicable (prorated for partial years):

•	$100,000 annual retainer for service as a Board member;

•	$35,000 annual retainer for service as the non-management and independent presiding director;

•	$15,000 annual retainer for service as a member of the Audit and Compliance Committee;

•	$10,000 annual retainer for service as a member on each of the Compensation Committee, Finance and Investments Committee, Nominating and Corporate Governance Committee or Patient Safety and Quality of Care Committee;

•	$30,000 annual retainer for service as Chair of the Audit and Compliance Committee;

•	$20,000 annual retainer for service as Chair of the Compensation Committee; and

•	$17,500 annual retainer for service as Chair of each of the Finance and Investments Committee, Nominating and Corporate Governance Committee or Patient Safety and Quality of Care Committee.

In addition to the director compensation described above, each non-management director will receive an annual board equity award with a value of $175,000, awarded upon joining the Board (prorated for months of service) and at each annual meeting of the stockholders thereafter. These equity grants consist of restricted share units ultimately payable in shares of the Company’s common stock and vest as to 100% of the award on the sooner of the date of the Company’s next annual stockholders’ meeting or the first anniversary of the grant date, subject to the director’s continued service on the Board. The restricted share units will also immediately vest upon the occurrence of a Change in Control (as defined in the applicable grant agreement). The directors may elect to defer receipt of shares under the restricted share units. Directors will also be reimbursed for their reasonable expenses incurred in connection with their service. Each non-management director is expected to directly or indirectly acquire a number of shares of the Company’s common stock with a value of five times the value of the annual cash retainer for a director’s service on the Board within three years from the date on which they are elected to the Board.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 28, 2017, the Company filed with the Delaware Secretary of State an amendment to the Company’s Amended and Restated Certificate of Incorporation, to be effective May 8, 2017, changing the Company’s name to HCA Healthcare, Inc. The Company’s Board of Directors has also adopted an amendment to the Company’s Amended and Restated Bylaws reflecting the name change, to be effective May 8, 2017. Copies of the amendment to the Company’s Amended and Restated Certificate of Incorporation effecting the name change, as filed with the Delaware Secretary of State, and the amendment to the Company’s Amended and Restated Bylaws reflecting the name change are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual Meeting of Stockholders (the “Annual Meeting”) held on April 27, 2017 at the Company’s corporate headquarters in Nashville, Tennessee, a total of 322,790,341 shares of our common stock, out of a total of 370,440,793 shares of common stock outstanding and entitled to vote, were present in person or represented by proxies. Voting results from the Annual Meeting were as follows:

1. The following 11 director nominees were elected to the Company’s Board of Directors for a one-year term as follows:

	For	Against	Abstentions	Broker Non-Votes
R. Milton Johnson	303,553,107	7,061,565	2,038,848	10,136,821
Robert J. Dennis	276,260,966	36,174,201	218,353	10,136,821
Nancy-Ann DeParle	311,232,486	1,202,746	218,288	10,136,821
Thomas F. Frist III	310,866,035	1,600,808	186,677	10,136,821
William R. Frist	311,238,408	1,227,333	187,779	10,136,821
Charles O. Holliday, Jr.	311,208,238	1,226,563	218,719	10,136,821
Ann H. Lamont	309,162,152	3,272,295	219,073	10,136,821
Jay O. Light	308,860,514	3,573,986	219,020	10,136,821
Geoffrey G. Meyers	311,058,093	1,376,438	218,989	10,136,821
Wayne J. Riley, M.D.	311,205,765	1,230,474	217,281	10,136,821
John W. Rowe, M.D.	309,195,195	3,240,987	217,338	10,136,821

2. The selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 was ratified as follows:

For	Against	Abstentions	Broker Non-Votes
320,164,377	2,422,907	203,057	0

3. The adoption of a non-binding advisory resolution on the Company’s named executive officer compensation as described in the 2017 proxy statement was approved as follows:

For	Against	Abstentions	Broker Non-Votes
295,299,898	16,858,961	494,661	10,136,821

4. The amendment to the Company’s amended and restated certificate of incorporation to allow certain stockholders to request special meetings of stockholders as described in the 2017 proxy statement did not receive affirmative votes from the holders of at least seventy-five percent (75%) of the shares of common stock outstanding and entitled to vote at the Annual Meeting that was required to be approved and, therefore, was not approved as follows:

For	Against	Abstentions	Broker Non-Votes
267,559,664	42,188,975	2,904,881	10,136,821

5. The stockholder proposal regarding special shareowner meetings as described in the 2017 proxy statement was not approved as follows:

For	Against	Abstentions	Broker Non-Votes
101,912,357	207,378,545	3,362,618	10,136,821

Item 8.01.	Other Events.

Following the Company’s name change referenced in Item 5.03 above, the Company’s CUSIP number will remain the same, and the Company’s common stock, par value $0.01 per share, will continue to trade on the New York Stock Exchange under the trading symbol “HCA”.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of HCA Holdings, Inc., as filed with the Secretary of State of Delaware on April 28, 2017, with an effective date of May 8, 2017.

3.2	Amendment to the Amended and Restated Bylaws of HCA Holdings, Inc. effective May 8, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HCA HOLDINGS, INC.
(Registrant)

By:	/s/ John M. Franck II
John M. Franck II
Vice President – Legal and Corporate Secretary

Date: April 28, 2017

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation of HCA Holdings, Inc., as filed with the Secretary of State of Delaware on April 28, 2017, with an effective date of May 8, 2017.

3.2	Amendment to the Amended and Restated Bylaws of HCA Holdings, Inc. effective May 8, 2017.